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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 22, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-QE9)



                          DLJ Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                         33-77722               13-3460894
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)           Identification No.)


      140 Broadway
      New York, New York                                          10005
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      (Address of Principal                                       (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code: (212) 504-3000
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)       Not applicable

          (b)       PRO FORMA FINANCIAL INFORMATION.

                    Donaldson, Lufkin and Jenrette Securities Corporation (the "Underwriter") has utilized the written information attached hereto as
          Exhibit 1 (the "Computational Materials") in respect of the DLJ Mortgage Acceptance Corp. Mortgage Pass-Through Certificates, Series 1995-QE9, Class S, Class A-1, Class A-2 and Class B, pursuant to an Underwriting Agreement, dated as of November 21, 1995, between DLJ Mortgage Acceptance Corp. and the Underwriter. The Computational Materials are incorporated herein by reference.

          (c)       EXHIBITS:


                    Item 601(a) of
                    Regulation S-K
     Exhibit No.    Exhibit No.         Description
     -----------    --------------      -----------

             1                99        Computational Materials

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DLJ MORTGAGE ACCEPTANCE CORP.

                    By:  N. Dante LaRocca
                         Senior Vice President


Dated:  November 22, 1995

                                  EXHIBIT INDEX


                                                   Item 601(a) of
                                                   Regulation S-K
Exhibit No.         Description                      Exhibit No.        Format
-----------         -----------                      -----------        ------

1                   Computational Materials              99             P